Babson
Value
Fund

Annual Report
November 30, 1998

MESSAGE
To Our Shareholders

Babson Value Fund completed its fourteenth full fiscal year on November 30, 1998. In fiscal year 1998, the Fund's total return (price change and reinvested distributions) was 3.85%. This compared with the 12.35% return for our "growth and income" peer group in Lipper's Mutual Fund Performance Analysis, and the 10.45% average return among the large capitalization value category in Morningstar, Inc. The stock market was again buoyed by earnings that were stronger than generally anticipated, declining long-term interest rates, lower inflation and a more stable financial environment than existed in most of the rest of the world. Thus the market again confounded most prognosticators by surging 23.66% as measured by the unmanaged Standard & Poor's 500 index. This capitalization-weighted index continued to be driven by extraordinary strength in a very concentrated group of large capitalization growth stocks with very high valuations. Such stocks are not usually found in OvalueO portfolios that stick to their style in a disciplined way.

Longer term comparisons with our peers in the Lipper and Morningstar databases are included in the summaries on the previous page. Last year's annual report showed the Fund in the top third of its peer groups in both databases, with the five year return well within the top 10%. The weak relative showing this year dropped our ranks significantly for all the longer periods. For the fiscal year 1998 the Ogrowth styleO remained in vogue, extending its period of dominance to over five years, far longer than usual in historical context. The extreme nature of the valuation gulf that has developed between the market's favorites and the rest of the market (where we invest) suggests that a shift back toward more normal premiums for the favorites could happen.

The disappointing relative results for the past year were reflected in asset growth, and in the number of shareholders. The number of shareholders (outside those whose shares are held in brokerage accounts) has increased only slightly from 34,800 to 35,212, while net assets edged up from $1,419 million last year to $1,494 million as of the end of our fiscal year, an increase of 5.3%, slightly more than our investment return.

In the latest fiscal year, per share net asset value eased slightly from $47.73 to $47.42. In December 1997, the Fund paid an ordinary income dividend distribution of $0.45 and a long-term capital gain distribution of $1.15, followed by quarterly income dividends of $0.12 in March, $0.14 in June and $0.16 in September. Total distributions in the fiscal year amounted to $2.02 per share. Net investment income was 1.28% of average net assets for the year.

The Funds expense ratio was 0.98% of average net assets. The average expense ratio for the growth and income category as reported in Morningstar was 1.25%, 27% higher than Babson Value Fund. The Morningstar average for large capitalization value funds was 1.31%, 33% higher. In addition to that, the average 12b-1 charge is 0.34% and, of course many of the other funds in the category have some form of sales charges or Oloads.O Babson Value Fund has neither 12b-1 nor sales charges.

In December 1998, the Fund made its final distributions of the calendar year. An ordinary income dividend of $0.15, and long-term capital gains of $1.97 per share, totaled $2.12. Those shareholders who elected to reinvest their distributions received their additional shares at a price of $44.68 per share. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

We are particularly pleased that the Fund continued to receive attention in leading financial publications. Babson Value Fund was included in Fortune, Forbes, Business Week, USA Today, Money (the Money 100, June 1998), and most recently in SmartMoney, September 1998, in the cover story, OThe 20 Best Mutual Funds.O With over 3,400 diversified domestic equity funds to choose from, we believe this recognition is noteworthy.

We welcome the new investors who have joined us in the past year, and we look forward to continuing our efforts to provide all our shareholders with consistent, favorable returns in the future.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President

CHART

Babson Value Fund
Comparison with all
Lipper Growth & Income Funds

                                        1 Year    3 Years   5 Years   10 Years  1 Year    3 Years   5 Years   10 Years
                                        11/30/97  11/30/95  11/30/93  11/30/88  12/31/97  12/31/95  12/31/93  12/31/88
                                        to        to        to        to        to        to        to        to
                                        11/30/98  11/30/98  11/30/98  11/30/98  12/31/98  12/31/98  12/31/98  12/31/98
Babson Value Fund Total Return          3.85%     18.07%    17.84%    15.62%    6.07%     18.09%    17.33%    15.59%
Lipper Growth & Income Funds
        Average Total Return            12.35%    20.29%    17.98%    15.50%    15.61%    21.25%    18.35%    15.53%
BVF Rank among Lipper
        Growth & Income Funds           639       341       168       76        645       370       212       82
# of Lipper Growth & Income Funds       746       460       299       147       768       471       310       148
Babson Value Fund Percentile, Top       86%       74%       56%       52%       84%       79%       69%       56%
Source: Lipper Analytical
  Securities Corporation

Comparison with all Morningstar
Large Capitalization Value Funds
                                        1 Year    3 Years   5 Years   10 Years  1 Year    3 Years   5 Years   10 Years
                                        11/30/97  11/30/95  11/30/93  11/30/88  12/31/97  12/31/95  12/31/93  12/31/88
                                        to        to        to        to        to        to        to        to
                                        11/30/98  11/30/98  11/30/98  11/30/98  12/31/98  12/31/98  12/31/98  12/31/98
Babson Value Fund Total Return          3.85%     18.07%    17.84%    15.62%    6.07%     18.09%    17.33%    15.59%
Morningstar Large Cap. Value Funds
        Average Total Return            10.45%    19.09%    17.49%    15.18%    12.34%    19.74%    17.88%    15.53%
BVF Rank among Morningstar
        Large Cap. Value Funds          414       209       107       42        414       230       130       49
# of Morningstar Large Cap. Value Funds 466       318       205       105       480       327       208       104
Babson Value Fund Percentile, Top       89%       66%       52%       40%       86%       70%       63%       47%
Source: Morningstar, Inc.


Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


PORTFOLIO REVIEW

Babson Value Fund is a no-load mutual fund which seeks long-term growth of capital and income by investing in a diversi-fied portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund may be considered OcontrarianO in nature in that the portfolio will typically include shares of companies that are relatively unpopular and out-of-favor with general investors.

At the risk of sounding like a broken record again, we opened last year's report with a discussion of the market's style preferences between "value" and "growth." We observed that the market had favored the growth style for the prior four years, and that it might be time for a change. With benefit of hindsight we were wrong. The market continued in its headlong pursuit of a narrow group of big, high quality growth companies, ignoring their already high valuations, and driving them even higher. The same observations we made a year and two years ago still apply today, only more so.

The style preference for growth has continued now for over five years. Until now three years was the longest time that one style remained in favor without significant interruption since the inception of these indices at the beginning of 1975. But we said that last year.

The chart above shows the ebbs and flows of the two styles since the prior trough for the value style in December of 1991. A rising line indicates that value was the favored style, while a falling line shows periods when investors preferred growth. The sharp drop in the line starting in the last six months of our fiscal year dramatically shows the acceleration of the recent extreme focus on growth.

The 23.66% return for the Standard & Poor's 500 stock index was driven by a few large companies concentrated in technology and drug industries. Returns for the largest
50 companies in the index averaged 41.7%, while the other
450 companies returned an average of only 8.7%. While this begins to tell the story of 1998, it only scratches the surface. Among the largest 50 companies in the S&P 500, those 29 that had current yields (dividend divided by price) lower than the S&P 500 had returns that averaged 51.8%. Among the other 450 companies, the 232 that had current yields equaling or higher than the S&P's 1.5% managed to produce an average return of only 0.8%! Thus the gap between the favored few that we call the OTitanic 29O and the OForgotten 232O was an enormous 51 percentage points.

The Titanic 29 consists of the following:

                                # of            Avg. P/E on 1998
Sector                          Companies       Estimated Earnings
Technology & Communications     11              50
Drugs                           8               41
Consumer                        8               38
Financial                       2               25
While these companies surely deserve to sell at premiums, multiples as high as these constitute a risk our discipline does not allow us to take. So long as these market leaders continue to outperform, index funds will do well. They are less than 6% of the companies in the S&P 500, but they represent 36% of the capitalization of the index and provided 58% of the index's return during our fiscal year. When the P/E premium narrows to more normal levels, index funds will lag. We are not privileged to know exactly (or even approximately) when this will happen, but it will happen. The bulls on these stocks and the even more outrageously valued Internet stocks justify these extreme valuations with the observation that we are in a new era, it is different this time and the old rules donOt apply. Every time that rationale has been used in the past it has been proven wrong.

Most of the underperformance of the Fund can be attributed to three factors. First, and most importantly, we had no participation in the Communication Services sector, which was 9% of the benchmark portfolio (the S&P/BARRA Value Index) and was the strongest sector by far, dominated by MCI Worldcom which returned 84.4%. Second, the Fund was overweight in Consumer Cyclicals, and results there lagged the benchmark, primarily because of weak performance in our retail and retail related stocks. Third, the Fund was underweight relative to the benchmark in the second strongest sector, Consumer Staples.

The stocks that comprise the benchmark's Communications Services sector possess characteristics that eliminate them from consideration as purchase candidates for the Fund. For example, MCI Worldcom currently had a price/earnings ratio of 80 times estimated 1998 earnings at the end of our fiscal year. It also had a price/cash flow ratio of 47, a price/sales ratio of 9.8, and no yield. But the stock does have a price/book ratio of 4.2, a characteristic that included it in the S&P/BARRA Value Index. Its other valuation characteristics, however, prevented its inclusion in the Fund. In fact it has been switched from the S&P/BARRA Value Index to the S&P/BARRA Growth Index as of the end of the calendar year.

Two of our technology stocks, Apple Computer (+80%) and IBM (+52%) were the best performers for the year. Apple continued its phoenix-like recovery throughout 1998 and shareholders were rewarded accordingly. IBM continued to fire on all cylinders, and increasing numbers of investors began to appreciate the very profitable and annuity-like nature of its maintenance and software services operations.
Reebok International (-60%) and Boeing (-23%) were among the weakest performers for the year. We remain hopeful that new management at Reebok will help the company turn the corner in 1999. At Boeing, the indigestion caused by too many orders and not enough parts should be eased in 1999, and we are optimistic that management will find creative ways to enhance shareholder value with the very strong cash flows provided by operations.

As the end of the fiscal year approached it became apparent that the rebalancing
that we had done during the year had realized significant capital gains. This was particularly true for our holding of Apple Computer which rebounded from being the weakest holding in the prior year to being the strongest holding in the year just ended. The estimated capital gain distribution was well over $4.00 per share. In order to minimize the distribution and the resulting tax consequences for our taxable shareholders, we selectively sold high cost lots of a number of our investments, and our entire commitments in Reebok and CSX, which were among our weakest holdings this year. After waiting 31 days to avoid the wash sale rule, we intend to restore these holdings to the portfolio. As a result of these transactions the year-end capital gain distribution was reduced to $1.97, less than half of what it would have been. While these transactions increased our turnover ratio this year to an above normal 42%, the benefits of reducing the distribution made that worthwhile. We have a reputation as a tax-efficient fund, and we plan to manage the Fund to maintain that reputation.

The Fund continues to have attractive valuation characteristics. The average price/earnings ratio based on estimated earnings for 1999 for the companies held is 16.1 compared to
24.5 times for the S&P 500. The average price/book ratio is 2.7 compared to 4.3 for the S&P 500. Also, the Fund's gross yield continues to be higher and its volatility remains lower than corresponding figures for the market. We continue to believe that the market's focus will ultimately shift from growth stocks that have led the market for so long to investments with more reasonable valuations of earnings and assets such as those that characterize our Value strategy. When that occurs, the Fund should provide more satisfying positive returns in absolute and relative terms.

David L. Babson & Co. Inc.


CHART D Value Style vs. Growth Style of Investing
S&P/BARRA Value Index divided
by S&P/BARRA Growth Index

CHART D Babson Value Fund versus S&P 500
Babson Value Fund's average annual compounded return for one, five and ten year periods as of November 30, 1998, were 6.07%, 17.33% and 15.59% respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
November 30, 1998
                                                                MARKET VALUE
SHARES	COMPANY	(NOTE 1-A)
COMMON STOCKS - 90.40%
AEROSPACE - 3.47%
        495,700 Boeing Co.                                      $   20,137,813
        305,000 Lockheed Martin Corp.                               31,643,750
                                                                    51,781,563
AIRLINES - 2.13%
      1,124,382 KLM Royal Dutch Airlines                            31,763,791

BANKS - 13.22%
        696,000 Chase Manhattan Corp.                               44,152,500
        950,000 Diageo PLC, ADR                                     43,403,125
        526,700 National City Corp.                                 35,420,575
      1,062,700 U.S. Bancorp.                                       39,120,644
        982,330 Wells Fargo & Co.                                   35,363,880
                                                                   197,460,724
CHEMICALS - 2.33%
        593,100 duPont (E.I.) deNemours & Co.                       34,844,625

COMPUTER SOFTWARE - 2.83%
        936,600 United Healthcare Corp.*                            42,264,075

COMPUTER SYSTEMS - 5.19%
      1,150,200 Apple Computer, Inc.*                               36,734,512
	247,400	International Business
                        Machines Corp.                              40,821,000
                                                                    77,555,512

CONSUMER PRODUCTS - 2.67%
      1,378,100 Limited, Inc.                                       39,878,769

DIVERSIFIED - 12.23%
        778,680 Citigroup, Inc.                                     39,080,002
        820,200 Dana Corp.                                          31,987,800
        562,100 Hanson PLC, ADR                                     20,867,963
      1,528,800 Illinova Corp.                                      41,373,150
        169,400 Martin Marietta Materials, Inc.                      8,215,900
        786,000 Millennium Chemicals, Inc.                          18,765,750
        918,000 USX-U.S. Steel Group                                22,433,625
		182,724,190

FINANCIAL SERVICES - 9.56%
        396,100 American Express Co.                                39,634,756
        937,850 SLM Holding Corp.                                   41,265,400
        628,200 Student Loan Corp.                                  28,504,575
        314,600 Transamerica Corp.                                  33,426,250
                                                                   142,830,981

FOREST PRODUCTS AND PAPER - 7.81%
        985,100 Potlatch Corp.                                      37,249,094
        750,800 Weyerhaeuser Co.                                    37,633,850
      1,193,300 Willamette Industries, Inc.                         41,690,919
                                                                   116,573,863

HEALTH - 1.68%
        848,000 Tenet Healthcare*                                   25,069,000

INSURANCE - 7.95%
        512,100 Aetna, Inc.                                         39,591,731
        941,800 Allstate Corp.                                      38,378,350
        174,500 General Re Corp.                                    40,745,750
                                                                   118,715,831

OFFICE EQUIPMENT AND SUPPLIES - 5.09%
      1,530,900 Wallace Computer Services, Inc.                     34,349,569
        387,400 Xerox Corp.                                         41,645,500
                                                                    75,995,069

PETROLEUM - 3.20%
        376,300 Atlantic Richfield Co.                              25,023,950
        485,500 Royal Dutch Petroleum Co.                           22,818,500
                                                                    47,842,450

RETAIL - 7.58%
        746,800 Harcourt General, Inc.                              38,646,900
      1,419,000 Kmart Corp.                                         21,639,750
        471,158 Penney (J.C.) Co., Inc.                             25,913,690
        570,500 Sears, Roebuck & Co.                                27,063,094
                                                                   113,263,434

TRANSPORTATION - 0.81%
        766,090 Overseas Shipholding Group, Inc.                    12,113,798

UTILITIES - 2.65%
        888,200 Texas Utilities Co.                                 39,580,412
TOTAL COMMON STOCKS - 90.40%                                     1,350,258,087
(COST $1,041,418,332)

CONVERTIBLE PREFERRED STOCK - 0.96%
	245,400	Kmart Financing,
                        7.750% trust cv. pfd.                       14,401,913
(COST $16,278,152)


        FACE                                                    MARKET VALUE
        AMOUNT          DESCRIPTION                               (NOTE 1-A)

SHORT-TERM CORPORATE NOTES - 4.69%
$	20,000,000	Ford Motor Credit Co.,
                        4.90%, due 12/2/98                     $    20,000,000
	10,000,000	General Electric Credit Corp.,
                        4.92%, due 12/9/98                          10,000,000
	10,000,000	General Motors Acceptance Corp.,
                        4.83%, due 12/16/98                         10,000,000
	10,000,000	Sears Roebuck Acceptance Corp.,
                        4.70%, due 12/2/98                          10,000,000
	20,000,000	Sears Roebuck Acceptance Corp.,
                        4.75%, due 12/9/98                          20,000,000
TOTAL SHORT-TERM
CORPORATE NOTES - 4.69%                                             70,000,000
(COST $70,000,000)
TOTAL INVESTMENTS - 96.05%                                       1,434,660,000
(COST $1,127,696,484)
Other assets less liabilities  - 3.95%                              58,935,761

TOTAL NET ASSETS - 100.00%
	(equivalent to $47.42 per share;
	50,000,000 shares of $1.00 par
	value capital shares authorized;
        31,497,616 shares outstanding)                         $ 1,493,595,761


For federal income tax purposes, the identified cost of investments owned at November 30, 1998, was $1,129,400,704.
Net unrealized appreciation for federal income tax purposes was $305,259,296, which is comprised of unrealized appreciation of $320,926,072 and unrealized depreciation of $15,666,776.
* 	Non-income producing security

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1998

ASSETS:
  Investments in securities:
    Common stocks, at market value
     (identified cost $1,041,418,332)                          $ 1,350,258,087
    Convertible preferred stock, at market value
     (identified cost $16,278,152)                                  14,401,913
    Short-term corporate notes, at cost -
     approximates market value                                      70,000,000
      Total investments                                          1,434,660,000

  Cash                                                              53,431,585
  Dividends receivable                                               4,055,868
  Interest receivable                                                   65,713
  Receivable forinvestments sold                                     1,382,595
         Total assets                                            1,493,595,761
NET ASSETS                                                     $ 1,493,595,761

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                  $ 1,117,951,527
  Accumulated undistributed income:
    Undistributed net investment income                             17,971,173
    Undistributed net realized gain on investment transactions      50,709,545
  Net unrealized appreciation in value of investments              306,963,516

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                    $ 1,493,595,761

Capital shares, $1.00 par value:
        Authorized                                                  50,000,000

        Outstanding                                                 31,497,616

NET ASSET VALUE PER SHARE                                      $         47.42

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended November 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                  $    31,990,298
    Interest                                                         2,871,616
                                                                    34,861,914
  Expenses (Note 2):
    Management fees                                                 14,844,242
    Registration fees and expenses                                     203,596
                                                                    15,047,838
      Net investment income (Note 1-B)                              19,814,076

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain from investment transactions
   (excluding maturities of short-term commercial notes and
    repurchase agreements):
    Proceeds from sales of investments                             646,284,901
    Cost of investments sold                                       571,010,774
      Net realized gain from investment transactions                75,274,127
    Unrealized appreciation (depreciation) of investments:
      Beginning of year                                            362,279,843
      End of year                                                  306,963,516
        Unrealized depreciation of investments during the year     (55,316,327)
        Net gain on investments                                     19,957,800
       Increase in net assets resulting from operations        $    39,771,876

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For Each Of The Two Years In The Period Ended November 30, 1998

                                                                                          1998                1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                         $    19,814,076    $    13,631,526
  Net realized gain from investment transactions                                     75,274,127         43,840,575
  Unrealized appreciation (depreciation) of investments during the year             (55,316,327)       215,581,637
    Net increase in net assets resulting from operations                             39,771,876        273,053,738
Net equalization included in the price of shares issued and redeemed                  1,006,045          4,673,336

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                                             (17,864,102)       (12,079,924)
  Net realized gain from investment transactions                                    (43,880,177)       (12,342,336)
    Total distributions to shareholders                                             (61,744,279)       (24,422,260)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                                         513,525,592        676,853,774
  Net asset value of shares issued for reinvestment of distributions                 49,896,402         18,924,658
                                                                                    563,421,994        695,778,432
  Cost of shares repurchased                                                       (468,036,565)      (293,897,196)
    Net increase from capital share transactions                                     95,385,429        401,881,236
      Total increase in net assets                                                   74,419,071        655,186,050

NET ASSETS:
        Beginning of year                                                         1,419,176,690        763,990,640
	End of year (including undistributed net investment income
                of $17,971,173 in 1998 and $16,435,004 in 1997)                 $ 1,493,595,761    $ 1,419,176,690

*Shares issued and repurchased:
  Number of shares sold                                                              10,704,578         16,489,404
  Number of shares issued for reinvestment of distributions                           1,109,576            470,074
                                                                                     11,814,154         16,959,478
  Number of shares repurchased                                                      (10,052,962)        (6,991,116)
    Net increase                                                                      1,761,192          9,968,362

**Distributions to shareholders:
   Income dividends per share                                                   $         .5550    $         .4753
   Capital gains distribution per share                                         $        1.4650    $         .6087

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks and bonds traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $57,889,522 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amounts related to redemptions of shares as a part of the deduction for dividends paid for income tax purposes. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of .95 of 1% per annum of the average daily net asset value of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1998 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases		$ 622,654,801
        Proceeds from sales       646,284,901

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each year.

                                                                        Years Ended November 30,
                                                            1998       1997       1996       1995       1994
Net asset value, beginning of year                      $  47.73   $  38.65   $  31.78   $  25.19   $  25.36

Income from investment operations:
  Net investment income                                     .618       .511       .553       .589       .562
  Net gains or losses on securities
    (both realized and unrealized)                         1.092      9.653      7.194      7.205       .577
    Total from investment operations                       1.710     10.164      7.747      7.794      1.139

Less distributions:
  Dividends from net investment income                     (.555)     (.475)     (.532)     (.600)     (.398)
  Distributions from capital gains                        (1.465)     (.609)     (.345)     (.604)     (.911)
    Total distributions                                   (2.020)    (1.084)     (.877)    (1.204)    (1.309)
Net asset value, end of year                            $  47.42   $  47.73   $  38.65   $  31.78   $  25.19

Total return                                                3.85%     26.89%     24.91%     32.07%      4.51%


Ratios/Supplemental Data

Net assets, end of year (in millions)                   $ 1,494     $ 1,419   $   764    $   293    $   120
Ratio of expenses to average net assets                     .98%        .97%       .96%      .98%       .99%
Ratio of net investment income to average net assets       1.28%       1.22%      1.63%     2.12%      2.32%
Portfolio turnover rate                                      42%         17%        11%        6%        14%

See accompanying Notes to Financial Statements.



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Babson Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Value Fund, Inc. (the Fund) as of November 30, 1998, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Enrst & Young LLP
Kansas City, Missouri
December 30, 1998


This report has been prepared for the information of the Shareholders of Babson Value Fund, Inc.
and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

Equities
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund
Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund



*Closed to new investors.

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900


1-800-4-BABSON
(1-800-422-2766)
www.babsonfunds.com


JB4C-2                          1/99